Exhibit 99.1

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
OF
PROSPECT CAPITAL CORPORATION
May 21, 2020
Prospect Capital Corporation, a Maryland corporation (the “Corporation”), hereby adopts the following plan (the “Plan”) with respect to net investment income dividends and capital gains distributions declared by its Board of Directors on shares of its common stock (“Common Stock”) and optional cash investments to purchase Common Stock directly from the Corporation:

1.
Unless a stockholder specifically elects to receive cash as set forth below, all net investment income dividends and all capital gains distributions hereafter declared by the Board of Directors shall be payable in shares of Common Stock, and no action shall be required on such stockholder’s part to receive a distribution in shares of Common Stock. In order to make optional cash investments under the Plan, a stockholder must submit authorization to American Stock Transfer & Trust Company, LLC, as agent for the stockholders in administering the Plan (the “Plan Administrator”).

2.
Such net investment income dividends and capital gains distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

3.
The Corporation shall primarily use newly-issued shares of its Common Stock to implement reinvestment of dividends and distributions under the Plan, whether its shares are trading at a premium or at a discount to net asset value. However, the Corporation reserves the right to purchase shares in the open market in connection with the implementation of reinvestment of dividends or distributions under the Plan. The number of newly issued shares of Common Stock to be credited to a stockholder’s account shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of Common Stock at the close of regular trading on the NASDAQ Global Select Market on the date fixed by the Board of Directors for such distribution. Market price per share on that date shall be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices.

4.
A stockholder may, however, retain a Plan account and elect to receive his or its net investment income dividends and capital gains distributions in cash. To exercise this option, such stockholder shall notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

5.
The Plan Administrator will set up a dividend reinvestment account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the Plan pursuant to the Terms and Conditions stated herein (each a “Participant”). The Plan Administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the Plan and liquidate their Plan account, received in writing, via the internet or the Plan Administrator’s toll free number no later than three (3) business days prior to a dividend or distribution payment date (“Termination Notice Deadline”), such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than three (3) business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the stockholder in cash on all balances. Upon such termination of the Participant’s participation in the Plan, all whole shares owned by the Participant will be issued to the Participant in certificated form and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $15.00 to be deducted from such proceeds.

6.
The Corporation shall pay over promptly to the Plan Administrator all cash distributions (including income dividends, capital gains distributions and payments, if any, from capital) paid on shares of Common Stock participating in the Plan, including distributions paid on any full or fractional share interest acquired under the Plan. The Administrator, as agent for the Participants, applies such funds to the purchase of Common Stock for each Participant. Under the Economic Emergency Stabilization Act, passed by Congress in 2008, Participants must reinvest a minimum of 10% of your dividends or capital gains distributions each payment period.

7.
As Plan Administrator for each Participant, the Plan Administrator, after deducting such fees as specified in Item 22 below, will apply all optional cash payments of not less than $25 each up to a total of $10,000 per transaction, as the Participant may elect, received from the Participant for such purpose to the purchase of full and fractional shares of Common Stock for Participant’s account (the “Plan Account”), provided that for such person who wishes to be a Participant and is not yet a stockholder of the Corporation there shall be a minimum initial investment of $250. Purchase orders will be submitted daily. The Plan Administrator may, at its discretion, submit purchase orders less frequently but no later than thirty (30) days after receipt. The Plan Administrator shall enable Participants, at their option, to make monthly purchases of a specified dollar amount, pursuant to the limits set forth above, by automatic withdrawal from such Participant’s bank account. Funds will be withdrawn from such bank account, via electronic funds transfer, on the tenth (10th) day of each month (or the next following day if the tenth (10th) is not a business day). Purchases pursuant to this Item 7 will be made on The NASDAQ Global Select Market, or in negotiated transactions, and will be on such terms as to price, delivery and otherwise as the Plan Administrator in its sole discretion may determine. The Corporation will not use newly-issued shares of its Common Stock to implement such purchases.

8.
In making purchases for the Participant’s Plan Account, the Plan Administrator may commingle cash payments with those of other Participants. In the case of each purchase, the price at which the Plan Administrator shall be deemed to have acquired shares for the Participant’s Plan Account shall be the average price (including commissions and the transaction fee specified in Item 22 below) of all outstanding shares purchased by it, as Plan Administrator for Participants in the Plan, with the aggregate funds of all Participants used for such purchase. Neither the Plan Administrator nor the Corporation shall have responsibility for any change in the value of Common Stock acquired for a Participant’s Plan Account. The Plan Administrator shall make every effort to invest cash payments within 30 days of receipt except where necessary to comply with Regulation M under the Securities Exchange Act of 1934 or other applicable provisions of the federal securities laws. Pending investment, Participant’s funds held by the Plan Administrator will not bear interest. It is understood that, in any event, the Plan Administrator shall have no liability in connection with such inability to purchase shares or the timing of any purchases. Instructions sent by a Participant to the Plan Administrator in connection with such Participant’s cash payment may not be rescinded.

9.
The Plan Administrator will deliver a statement indicating the cash distribution invested, the number of shares purchased, the price per share, and total shares accumulated in Participant’s Plan Account is mailed to each Participant as soon as practicable after completion of each investment for a Participant’s account. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Corporation’s shares at the time of termination.

10.
Distributions paid on the shares accumulated in the Plan are included in the Form 1099-DIV information return sent annually to each stockholder. When applicable, proceeds received from sales transactions are included in the Form 1099-B information return sent annually to each stockholder. The automatic reinvestment of distributions will not relieve stockholders of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such distributions.

11.
Any stock dividends or shares issued pursuant to a stock split on shares credited to a Participant’s Plan Account will be added to the Participant’s Plan Account. In a rights offering, warrants representing rights on all shares held of record by each Participant and all full shares credited to the Participant’s Plan Account, will be mailed directly to the Participant in the same manner as to stockholders who are not participating in the Plan. Transaction processing may be either curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

12.
No certificates will be issued for shares in the Participant’s Plan Account unless a request is sent to the Plan Administrator. Upon request, the Plan Administrator will send the Participant certificates for any full shares already credited to the Participant’s Plan Account. Such requests shall be handled by the Plan Administrator without charge to the Participant. No certificate for a fractional share will be issued.

13.
Participation in the Plan may be terminated and a Plan Account liquidated by a Participant at any time by notice to that effect to the Plan Administrator. To be effective for any given distribution, the notice to terminate and liquidate must be received by the Plan Administrator, in writing, via the internet or the Plan Administrator’s toll free number, no later than by the applicable Termination Notice Deadline. If the notice to terminate and liquidate is received less than three (3) business days prior to the payment date then that distribution will be reinvested; however, all subsequent dividends will be paid out in cash on all balances. The Plan may be terminated by the Corporation upon notice in writing mailed to each Participant at least thirty (30) days prior to any record date for the payment of any dividend or distribution by the Corporation. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. If for any reason a Participant’s account balance falls below one full share, the Plan Administrator reserves the right to terminate the individual Participant’s participation in the Plan.

14.
The Plan Administrator will forward to each Participant any Corporation related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Corporation.

15.
In the event that the Corporation makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

16.	Recordkeeping functions under the Plan are provided by American Stock Transfer & Trust Company, LLC, which also acts as transfer agent for shares of Common Stock.

17.
Neither the Plan Administrator, nor the Corporation, nor the Transfer Agent shall be liable hereunder for any act done in good faith, or for any omission to act, including, without limitation, any claims of liability (1) arising out of failure to terminate the Participant’s account upon such Participant’s death prior to receipt of notice in writing of such death and (2) with respect to the prices at which shares are purchased or sold for the Participant’s account and the times such purchases or sales are made.

18.
The Participant shall have no right to draw checks or drafts against the Participant’s Plan Account or to give instructions to the Plan Administrator in respect to any shares held therein or any cash held in the Plan except as expressly provided herein.

19.
If the Participant’s funds submitted for optional cash purchase, whether by check or by direct debit via the Internet, are returned as unpaid, any funds pending investment will be removed from the Participant’s account. If the Participant’s funds have already been invested, then the shares purchased will be sold to satisfy the return of unpaid funds. If the proceeds from the sale are not sufficient to cover the return of unpaid funds, then additional shares will be sold from the Participant’s account. In addition, there is a $25.00 fee for the return of unpaid funds. Shares will be sold from the Participant’s account sufficient to cover the return fee.

20.
The Participant agrees to notify the Plan Administrator promptly of any change of address. Notices to the Participant may be given by letter addressed to the Participant at the last address of record with the Plan Administrator.

21.
These Terms and Conditions may be amended or supplemented by the Corporation at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing an appropriate notice at least thirty (30) days prior to the effective date thereof to the Participant’s last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the Participant unless prior to the effective date thereof the Plan Administrator receives written notice of the termination or participation in the Plan. Any such amendment may include the appointment by the Plan Administrator in its stead and place a successor plan administrator under these Terms and Conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these Terms and Conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Corporation will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Corporation held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these Terms and Conditions.

22.
The costs of administering the dividend reinvestment portion of the Plan and expenses for administering the Plan are borne by the Corporation. However, the Corporation reserves the right to amend the Plan to institute a service charge after advance notice to Participants.

The fee for the Plan Administrator’s service under the Plan will be $2.50 transaction fee plus a $0.10 per share brokerage commission for each optional cash purchase of shares for a Plan Account, which shall be deducted as specified in Item 7.

23.
The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

24.
These Terms and Conditions shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law principles and applicable rules and regulations of the Securities and Exchange Commission. These Terms and Conditions cannot be changed orally.